Financial Supplement

September 30, 2004

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675
email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative and other governmental developments, litigation tactics, and credit developments among reinsurers and the Company’s forward-looking statements concerning taxes could be affected by changes in tax laws and regulations. Other factors that could affect forward-looking statements are identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, the Company’s quarterly reports on Form 10-Q and in the Company’s earnings press release, which are available on the Company’s website.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1
	- Consolidated Financial Highlights 2004 Excluding Third Quarter Catastrophe Loss Charges	2
	- Consolidated Financial Highlights 2003 Excluding Catastrophe Loss Charges	3

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	4-5
	- Computation of Basic and Diluted Earnings Per Share	6
	- Summary Consolidated Balance Sheets	7
	- Consolidated Premiums by Line of Business	8
	- Consolidating Statement of Operations	9-10
	- Consolidating Schedule of Third Quarter Catastrophe Loss Charges	11

III.	Segment Results
	- Insurance-North American	12
	- Insurance-Overseas General	13-14
	- Global Reinsurance	15-16
	- Financial Services	17-18

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	19
	- Asbestos and Environmental Reserves	20
	- Reinsurance Recoverable Analysis	21-24
	- Investment Portfolio	25-26
	- Realized and Unrealized Gains (Losses)	27
	- Capital Structure	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29
	- Diluted Book Value per Ordinary Share	30
	- Comprehensive Income	31
	- Glossary	32

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except per share data and ratios)
(Unaudited)

	Three months ended September 30		% Change 3Q-04 vs. 3Q-03	Nine months ended September 30		% Change YTD -04 vs. YTD-03
	2004	2003		2004	2003
Gross premiums written	$3,982	$3,451	15%	$12,438	$10,969	13%

Net premiums written	$2,768	$2,306	20%	$8,873	$7,642	16%

Net premiums earned	$2,853	$2,397	19%	$8,241	$6,775	22%

Net investment income	$252	$216	17%	$726	$633	15%

Net income (loss)	$(3)	$355	-101%	$857	$973	-12%

Income excluding net realized gains (losses)(1)	$31	$304	-90%	$822	$869	-5%

Comprehensive income	$299	$210	42%	$745	$1,201	-38%

Operating cash flow	$1,782	$1,058	68%	$4,062	$2,620	55%

Combined ratio
Loss and loss expense ratio	80.0%	64.6%		68.1%	64.2%
Underwriting and administrative expense ratio	25.2%	26.8%		25.7%	27.1%

Combined ratio	105.2%	91.4%		93.8%	91.3%

Annualized ROE*	0.9%	15.2%		12.2%	15.9%
Annualized ROE, excluding FAS 115*	0.9%	16.8%		13.2%	17.3%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.07	$1.04	-93%	$2.76	$3.08	-10%
Net income (loss)	$(0.05)	$1.22	-104%	$2.88	$3.46	-17%

Diluted book value per ordinary share	$31.29	$27.76	13%	$31.29	$27.76	13%
Diluted tangible book value per ordinary share	$22.44	$18.43	22%	$22.44	$18.43	22%

Weighted average basic ordinary shares outstanding	281.0	275.4		280.0	268.5
Weighted average diluted ordinary shares outstanding	285.6	281.9		285.3	274.2

Debt/ total capitalization	16.8%	17.7%		16.8%	17.7%

(1)	See page 29 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited
Consolidated Financial Highlights Excluding Third Quarter Catastrophe Loss Charges
(in millions of U.S. dollars, except per share data and ratios)
(Unaudited)

	Three months ended September 30, 2004			Nine months ended September 30, 2004
	As reported	Q3 Catastrophe loss charge	Adjusted	As reported	Q3 Catastrophe loss charge	Adjusted
Net premiums earned	$2,793	$11	$2,804	$8,076	$11	$8,087

Losses and loss expenses	$2,234	$(468)	$1,766	$5,501	$(468)	$5,033

Income tax expense	$54	$73	$127	$304	$73	$377

Net income (loss)	$(3)	$406	$403	$857	$406	$1,263

Income excluding net realized gains (losses)(1)	$31	$406	$437	$822	$406	$1,228

Combined ratio
Loss and loss expense ratio	80.0%	-17.0%	63.0%	68.1%	-5.9%	62.2%
Underwriting and administrative expense ratio	25.2%	-0.1%	25.1%	25.7%	0.0%	25.7%

Combined ratio	105.2%	-17.1%	88.1%	93.8%	-5.9%	87.9%

Annualized ROE*	0.9%			12.2%
Annualized ROE, excluding FAS 115*	0.9%			13.2%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.07	$1.42	$1.49	$2.76	$1.42	$4.18
Net income (loss)	$(0.05)	$1.42	$1.37	$2.88	$1.42	$4.30

Weighted average basic ordinary shares outstanding	281.0		281.0	280.0		280.0
Weighted average diluted ordinary shares outstanding	285.6		285.6	285.3		285.3

(1)	See page 29 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Financial Highlights (2)	Page 2

ACE Limited
Consolidated Financial Highlights Excluding Catastrophe Loss Charges
(in millions of U.S. dollars, except per share data and ratios)
(Unaudited)

	Three months ended September 30, 2003			Nine months ended September 30, 2003
	As reported	Q3 Catastrophe loss charge	Adjusted	As reported	Q3 Catastrophe loss charge	Adjusted
Net premiums earned	$2,351	$—	$2,351	$6,639	$—	$6,639

Losses and loss expenses	$1,519	$(42)	$1,477	$4,261	$(77)	$4,184

Income tax expense	$67	$7	$74	$207	$7	$214

Net income	$355	$35	$390	$973	$70	$1,043

Income excluding net realized gains (losses)(1)	$304	$35	$339	$869	$70	$939

Combined ratio
Loss and loss expense ratio	64.6%	-1.8%	62.8%	64.2%	-1.2%	63.0%
Underwriting and administrative expense ratio	26.8%	0.0%	26.8%	27.1%	0.0%	27.1%

Combined ratio	91.4%	-1.8%	89.6%	91.3%	-1.2%	90.1%

Annualized ROE*	15.2%			15.9%
Annualized ROE, excluding FAS 115*	16.8%			17.3%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.04	$0.12	$1.16	$3.08	$0.25	$3.33
Net income (loss)	$1.22	$0.12	$1.34	$3.46	$0.25	$3.71

Weighted average basic ordinary shares outstanding	275.4		275.4	268.5		268.5
Weighted average diluted ordinary shares outstanding	281.9		281.9	274.2		274.2

(1)	See page 29 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Financial Highlights (3)	Page 3

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Property and Casualty(1)
Gross premiums written	$3,854	$3,969	$4,155	$3,330	$3,295	$11,978	$10,068	$13,398
Net premiums written	2,641	2,798	2,979	2,250	2,154	8,418	6,741	8,991
Net premiums earned	2,682	2,600	2,370	2,307	2,146	7,652	6,010	8,317
Losses and loss expenses	2,118	1,636	1,456	1,429	1,375	5,210	3,795	5,224
Policy acquisition costs	378	381	349	363	321	1,108	917	1,280
Administrative expenses	321	298	290	295	271	909	778	1,073

P& C underwriting income (loss)	$(135)	$285	$275	$220	$179	$425	$520	$740

Financial Services underwriting income (loss)	(11)	26	58	4	22	73	58	62
Life underwriting income (loss) excluding investment income	5	3	3	(2)	(4)	11	(14)	(16)
Net investment income	252	236	238	228	216	726	633	861
Other (income) expense	(21)	6	17	19	3	2	8	27
Net realized gains (losses)	(33)	43	57	128	57	67	124	252
Interest expense	48	47	44	44	45	139	133	177
Income tax expense	54	127	123	71	67	304	207	278

Net income (loss)	$(3)	$413	$447	$444	$355	$857	$973	$1,417

Net realized gains (losses)	(33)	43	57	128	57	67	124	252
Tax expense on net realized gains (losses)	1	10	21	12	6	32	20	32

Income excluding net realized gains (losses)(2)	$31	$380	$411	$328	$304	$822	$869	$1,197

% Change versus prior year period(1)
Gross premiums written	17%	22%	18%	13%	11%	19%	23%	21%
Net premiums written	23%	25%	26%	32%	27%	25%	43%	40%
Net premiums earned	25%	27%	31%	41%	44%	27%	54%	50%

Other ratios
Net premiums written/gross premiums written	69%	70%	72%	68%	65%	70%	67%	67%
Effective tax rate on income excluding net realized gains (losses)	63%	24%	20%	15%	17%	25%	18%	17%

ROE
Annualized ROE*	0.9%	16.9%	18.7%	15.8%	15.2%	12.2%	15.9%	15.8%
Annualized ROE, excluding FAS 115*	0.9%	17.7%	20.4%	17.3%	16.8%	13.2%	17.3%	17.2%

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	See page 29 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 6

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Combined ratio
Loss and loss expense ratio	80.0%	63.1%	60.5%	66.8%	64.6%	68.1%	64.2%	65.0%
Policy acquisition cost ratio	13.6%	14.3%	14.1%	13.6%	14.4%	14.0%	14.5%	14.2%
Administrative expense ratio	11.6%	11.3%	12.3%	11.5%	12.4%	11.7%	12.6%	12.3%

Combined ratio	105.2%	88.7%	86.9%	91.9%	91.4%	93.8%	91.3%	91.5%

Property and Casualty (1)
	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Combined ratio
Loss and loss expense ratio	78.9%	62.9%	61.5%	61.9%	64.0%	68.1%	63.1%	62.8%
Policy acquisition cost ratio	14.1%	14.6%	14.7%	15.8%	15.0%	14.5%	15.3%	15.4%
Administrative expense ratio	12.0%	11.5%	12.2%	12.8%	12.6%	11.9%	12.9%	12.9%

Combined ratio	105.0%	89.0%	88.4%	90.5%	91.6%	94.5%	91.3%	91.1%

Large losses and other items
Catastrophe and other large losses	$457	$—	$—	$35	$42	$457	$77	$112
Prior period development(2)	$12	$25	$(6)	$14	$62	$31	$107	$121

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 5

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2004	2003	2004	2003
Numerator
Income excluding net realized gains (losses)(1)	$31	$304	$822	$869
Perpetual preferred dividend	(11)	(11)	(33)	(15)
Mezzanine equity dividend	—	—	—	(10)

Income to ordinary shares, excl. net realized gains (losses)	20	293	789	844
Net realized gains (losses), net of income tax	(34)	51	35	104

Net income (loss) available to the holders of ordinary shares	$(14)	$344	$824	$948

Rollforward of ordinary shares
Ordinary shares - beginning of period	283,604,445	277,755,290	279,897,193	262,679,356
Mezzanine equity conversion	—	—	—	11,814,274
Issued under employee stock purchase plan	114,102	152,251	239,731	288,400
Stock (cancelled) granted	(68,327)	12,631	843,359	1,066,771
Issued for option exercises	462,646	560,738	3,132,583	2,632,109

Ordinary shares - end of period	284,112,866	278,480,910	284,112,866	278,480,910

Denominator
Weighted average shares outstanding	280,993,760	275,404,544	279,988,076	268,474,758
Effect of other dilutive securities	4,623,319	6,485,692	5,298,054	5,731,326

Adj. wtd. avg. shares outstanding and assumed conversions	285,617,079	281,890,236	285,286,130	274,206,084

Basic earnings per share
Income excluding net realized gains (losses)(1)	$0.07	$1.06	$2.82	$3.14
Net realized gains (losses)	(0.12)	0.19	0.12	0.39

Net income (loss)	$(0.05)	$1.25	$2.94	$3.53

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.07	$1.04	$2.76	$3.08
Net realized gains (losses)	(0.12)	0.18	0.12	0.38

Net income	$(0.05)	$1.22	$2.88	$3.46

(1)	See page 29 Non-GAAP Financial Measures.

Earnings per share	Page 6

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	September 30 2004	June 30 2004	March 31 2004	December 31 2003
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$20,791	$18,348	$19,920	$18,645
Equity securities, at fair value	960	953	539	544
Securities on loan, at fair value	1,044	1,515	1,183	684
Short-term investments	3,360	4,040	3,290	2,928
Other investments	1,228	1,216	643	645

Total investments	27,383	26,072	25,575	23,446

Cash	626	663	614	562
Insurance and reinsurance balances receivable	3,379	3,567	3,493	2,837
Reinsurance recoverable	14,268	14,374	14,062	14,081
Deferred policy acquisition costs	975	969	1,108	1,005
Prepaid reinsurance premiums	1,653	1,652	1,578	1,372
Goodwill	2,612	2,614	2,699	2,711
Deferred tax assets	1,015	1,115	997	1,090
Other assets	2,544	2,625	2,352	2,449

Total assets	$54,455	$53,651	$52,478	$49,553

Liabilities
Unpaid losses and loss expenses	$29,603	$28,224	$27,697	$27,155
Unearned premiums	6,466	6,555	6,930	6,051
Future policy benefits for life and annuity contracts	521	505	496	492
Insurance and reinsurance balances payable	2,273	2,280	2,145	1,903
Deposit liabilities	220	221	217	212
Securities lending collateral	1,068	1,542	1,208	698
Payable for investments purchased	879	726	570	369
Accounts payable, accrued expenses and other liabilities	1,539	1,496	1,436	1,468
Short-term debt	146	546	546	546
Long-term debt	1,849	1,849	1,349	1,349
Trust preferred securities	412	487	487	475

Total liabilities	44,976	44,431	43,081	40,718

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	8,871	8,915	8,543	8,115
Accumulated other comprehensive income (AOCI)	608	305	854	720

Total shareholders’ equity	9,479	9,220	9,397	8,835

Total liabilities and shareholders’ equity	$54,455	$53,651	$52,478	$49,553

Diluted book value per ordinary share	$31.29	$30.46	$31.36	$29.46
Diluted tangible book value per ordinary share	$22.44	$21.61	$22.41	$20.25

Consol Bal Sheet	Page 7

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-04	% of Total Consolidated	3Q-03	% of Total Consolidated	% Change 3Q-04 vs .3Q-03	YTD 2004	% of Total Consolidated	YTD 2003	% of Total Consolidated	% Change YTD-04 vs. YTD-03
Net premiums written
Property and all other	$750	27%	$814	35%	-8%	$2,714	30%	$2,625	34%	3%
Casualty	1,628	59%	1,119	48%	45%	4,860	55%	3,398	45%	43%
Personal accident	263	10%	221	10%	19%	844	10%	718	9%	18%

Total P&C	2,641	96%	2,154	93%	23%	8,418	95%	6,741	88%	25%

Global Re - life	59	2%	47	2%	26%	165	2%	138	2%	20%
Financial Services	68	2%	105	5%	-35%	290	3%	763	10%	-62%

Total Consolidated	$2,768	100%	$2,306	100%	20%	$8,873	100%	$7,642	100%	16%

Net premiums earned
Property and all other	$839	29%	$818	34%	3%	$2,450	30%	$2,367	35%	4%
Casualty	1,553	54%	1,096	46%	42%	4,366	54%	2,971	44%	47%
Personal accident	290	10%	232	10%	25%	836	10%	672	10%	24%

Total P&C	2,682	94%	2,146	90%	25%	7,652	93%	6,010	89%	27%

Global Re - life	60	2%	46	2%	30%	165	2%	136	2%	21%
Financial Services	111	4%	205	8%	-46%	424	5%	629	9%	-33%

Total Consolidated	$2,853	100%	$2,397	100%	19%	$8,241	100%	$6,775	100%	22%

Line of Business	Page 8

ACE Limited
Consolidating Statement of Operations
Three months ended September 30, 2004 and 2003
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
September 30, 2004
Gross premiums written	$2,219	$1,292	$343	$—	$3,854	$68	$3,922
Net premiums written	1,349	980	312	—	2,641	68	2,709
Net premiums earned	1,234	1,086	362	—	2,682	111	2,793
Losses and loss expenses	1,010	653	436	19	2,118	116	2,234
Policy acquisition costs	114	199	65	—	378	2	380
Administrative expenses	129	139	16	37	321	4	325

Underwriting income (loss)	(19)	95	(155)	(56)	(135)	(11)	(146)

Life underwriting income (includes investment income)	—	—	13	—	13	—	13
Net investment income - property and casualty	120	61	31	3	215	29	244
Other (income) expense	(2)	3	—	—	1	(22)	(21)
Net realized gains (losses)	9	2	(35)	(6)	(30)	(3)	(33)
Interest expense	5	—	—	41	46	2	48
Income tax expense (benefit)	33	42	(1)	(20)	54	—	54

Net income (loss)	74	113	(145)	(80)	(38)	35	(3)

Net realized gains (losses)	9	2	(35)	(6)	(30)	(3)	(33)
Tax expense (benefit) on net realized gains (losses)	2	1	—	—	3	(2)	1

Income (loss) excluding net realized gains (losses) (1)	$67	$112	$(110)	$(74)	$(5)	$36	$31

September 30, 2003
Gross premiums written	$1,819	$1,200	$276	$—	$3,295	$107	$3,402
Net premiums written	1,065	872	217	—	2,154	105	2,259
Net premiums earned	990	882	274	—	2,146	205	2,351
Losses and loss expenses	712	529	134	—	1,375	144	1,519
Policy acquisition costs	95	170	56	—	321	17	338
Administrative expenses	103	121	16	31	271	22	293

Underwriting income (loss)	80	62	68	(31)	179	22	201

Life underwriting income (includes investment income)	—	—	6	—	6	—	6
Net investment income - property and casualty	98	39	23	(3)	157	49	206
Other (income) expense	—	3	(1)	—	2	1	3
Net realized gains (losses)	8	4	10	6	28	29	57
Interest expense	5	—	—	38	43	2	45
Income tax expense (benefit)	48	12	3	(13)	50	17	67

Net income (loss)	133	90	105	(53)	275	80	355

Net realized gains (losses)	8	4	10	6	28	29	57
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	6	6

Income (loss) excluding net realized gains (losses) (1)	$125	$86	$95	$(59)	$247	$57	$304

(1)	See page 28 Non-GAAP Financial Measures.

Segment 2004 Qtr	Page 9

ACE Limited
Consolidating Statement of Operations
Nine months ended September 30, 2004 and 2003
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
September 30, 2004
Gross premiums written	$6,226	$4,466	$1,286	$—	$11,978	$291	$12,269
Net premiums written	3,890	3,283	1,245	—	8,418	290	8,708
Net premiums earned	3,419	3,196	1,037	—	7,652	424	8,076
Losses and loss expenses	2,543	1,879	769	19	5,210	291	5,501
Policy acquisition costs	326	579	203	—	1,108	22	1,130
Administrative expenses	347	416	50	96	909	38	947

Underwriting income (loss)	203	322	15	(115)	425	73	498

Life underwriting income (includes investment income)	—	—	35	—	35	—	35
Net investment income - property and casualty	331	164	87	2	584	118	702
Other (income) expense	4	10	—	(1)	13	(11)	2
Net realized gains (losses)	92	29	(33)	9	97	(30)	67
Interest expense	15	—	—	119	134	5	139
Income tax expense (benefit)	164	154	3	(48)	273	31	304

Net income (loss)	443	351	101	(174)	721	136	857

Net realized gains (losses)	92	29	(33)	9	97	(30)	67
Tax expense (benefit) on net realized gains (losses)	17	9	—	—	26	6	32

Income (loss) excluding net realized gains (losses) (1)	$368	$331	$134	$(183)	$650	$172	$822

September 30, 2003
Gross premiums written	$5,131	$3,850	$1,087	$—	$10,068	$757	$10,825
Net premiums written	2,967	2,769	1,005	—	6,741	763	7,504
Net premiums earned	2,663	2,556	791	—	6,010	629	6,639
Losses and loss expenses	1,861	1,541	393	—	3,795	466	4,261
Policy acquisition costs	279	485	153	—	917	45	962
Administrative expenses	293	356	45	84	778	60	838

Underwriting income (loss)	$230	$174	$200	$(84)	$520	$58	$578

Life underwriting income	—	—	11	—	11	—	11
Net investment income - property and casualty	300	111	63	(15)	459	149	608
Other (income) expense	6	4	(2)	—	8	—	8
Net realized gains (losses)	15	(7)	26	(8)	26	98	124
Interest expense	16	—	—	112	128	5	133
Income tax expense (benefit)	129	55	9	(40)	153	54	207

Net income (loss)	394	219	293	(179)	727	246	973

Net realized gains (losses)	15	(7)	26	(8)	26	98	124
Tax expense (benefit) on net realized gains (losses)	—	(5)	(1)	—	(6)	26	20

Income (loss) excluding net realized gains (losses) (1)	$379	$221	$266	$(171)	$695	$174	$869

(1)	See page 28 Non-GAAP Financial Measures.

Segment 2004 YTD	Page 10

ACE Limited
Segment Results - Third Quarter Catastrophe Loss Charges
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Consolidated P&C	Financial Services	Total
Catastrophe Loss Charges - By Event
Net loss
Hurricane - Charley	$31	$—	$65	$96	$—	$96
Hurricane - Frances	22	6	48	76	5	81
Hurricane - Ivan	40	20	76	136	5	141
Hurricane - Jeanne	33	18	63	114	1	115
Typhoons	—	9	26	35	—	35

Total	$126	$53	$278	$457	$11	$468

Reinstatement premiums earned	$13	$13	$(15)	$11	$—	$11

Total impact before income tax	$139	$66	$263	$468	$11	$479
Income tax benefit	(41)	(21)	(11)	(73)	—	(73)

Total impact after income tax	$98	$45	$252	$395	$11	$406

Effective tax rate	29%	32%	4%	16%	0%	15%

Catastrophe Losses	Page 11

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Insurance - North American
Gross premiums written	$2,219	$2,102	$1,905	$1,764	$1,819	$6,226	$5,131	$6,895
Net premiums written	1,349	1,329	1,212	1,048	1,065	3,890	2,967	4,015
Net premiums earned	1,234	1,178	1,007	991	990	3,419	2,663	3,654
Losses and loss expenses	1,010	837	696	660	712	2,543	1,861	2,521
Policy acquisition costs	114	111	101	108	95	326	279	387
Administrative expenses	129	115	103	109	103	347	293	402

Underwriting income (loss)	(19)	115	107	114	80	203	230	344

Net investment income	120	107	104	103	98	331	300	403
Other (income) expense	(2)	3	3	8	—	4	6	14
Net realized gains (losses)	9	31	52	24	8	92	15	39
Interest expense	5	5	5	6	5	15	16	22
Income tax expense	33	69	62	50	48	164	129	179

Net income	74	176	193	177	133	443	394	571

Net realized gains (losses)	9	31	52	24	8	92	15	39
Tax expense on net realized gains (losses)	2	8	7	—	—	17	—	—

Income excluding net realized gains (losses) (1)	$67	$153	$148	$153	$125	$368	$379	$532

Combined ratio
Loss and loss expense ratio	81.8%	71.1%	69.1%	66.6%	71.9%	74.4%	69.9%	69.0%
Policy acquisition cost ratio	9.3%	9.5%	10.0%	10.9%	9.6%	9.5%	10.4%	10.6%
Administrative expense ratio	10.5%	9.7%	10.3%	11.1%	10.4%	10.2%	11.0%	11.0%

Combined ratio	101.6%	90.3%	89.4%	88.6%	91.9%	94.1%	91.3%	90.6%

Large losses and other items
Large losses (before tax)	$126	$—	$—	$—	$20	$126	$20	$20
Prior period development	$42	$42	$15	$14	$30	$99	$77	$91

% Change versus prior year period
Gross premiums written	22%	28%	14%	8%	2%	21%	15%	13%
Net premiums written	27%	37%	30%	28%	23%	31%	41%	38%
Net premiums earned	25%	28%	34%	34%	51%	28%	54%	48%

Other ratios
Net premiums written/gross premiums written	61%	63%	64%	59%	59%	62%	58%	58%

(1) See page 29 Non-GAAP Financial Measures.

Insurance-North American	Page 12

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Insurance - Overseas General
Gross premiums written	$1,292	$1,500	$1,674	$1,341	$1,200	$4,466	$3,850	$5,191
Net premiums written	980	1,105	1,198	982	872	3,283	2,769	3,751
Net premiums earned	1,086	1,076	1,034	1,007	882	3,196	2,556	3,563
Losses and loss expenses	653	625	601	603	529	1,879	1,541	2,144
Policy acquisition costs	199	196	184	197	170	579	485	682
Administrative expenses	139	139	138	130	121	416	356	486

Underwriting income	$95	$116	$111	$77	$62	$322	$174	$251

Net investment income	61	55	48	44	39	164	111	155
Other (income) expense	3	4	3	3	3	10	4	7
Net realized gains (losses)	2	3	24	1	4	29	(7)	(6)
Interest expense	—	—	—	—	—	—	—	—
Income tax expense	42	61	51	24	12	154	55	79

Net income	$113	$109	$129	$95	$90	$351	$219	$314

Net realized gains (losses)	2	3	24	1	4	29	(7)	(6)
Tax expense (benefit) on net realized gains (losses)	1	1	7	—	—	9	(5)	(5)

Income excluding net realized gains (losses) (1)	$112	$107	$112	$94	$86	$331	$221	$315

Combined ratio
Loss and loss expense ratio	60.1%	58.1%	58.1%	59.8%	59.9%	58.8%	60.3%	60.2%
Policy acquisition cost ratio	18.3%	18.2%	17.9%	19.6%	19.3%	18.1%	19.0%	19.2%
Administrative expense ratio	12.8%	13.0%	13.3%	12.9%	13.7%	13.0%	13.9%	13.6%

Combined ratio	91.2%	89.3%	89.3%	92.3%	92.9%	89.9%	93.2%	93.0%

Large losses and other items
Large losses (before tax)	$53	$—	$—	$—	$10	$53	$10	$10
Prior period development	$(8)	$(4)	$(8)	$11	$35	$(20)	$46	$57

% Change versus prior year period
Gross premiums written	8%	21%	19%	11%	19%	16%	32%	26%
Net premiums written	12%	21%	22%	23%	26%	19%	44%	38%
Net premiums earned	23%	25%	27%	50%	36%	25%	48%	49%

Other ratios
Net premiums written/gross premiums written	76%	74%	72%	73%	73%	74%	72%	72%

(1)	See page 29 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 13

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Gross premiums written
ACE Global Markets	$307	$424	$391	$458	$351	$1,122	$1,119	$1,577
ACE International	985	1,076	1,283	883	849	3,344	2,731	3,614

Total	$1,292	$1,500	$1,674	$1,341	$1,200	$4,466	$3,850	$5,191

Net premiums written
ACE Global Markets	$236	$315	$272	$294	$253	$823	$804	$1,098
ACE International	744	790	926	688	619	2,460	1,965	2,653

Total	$980	$1,105	$1,198	$982	$872	$3,283	$2,769	$3,751

Net premiums earned
ACE Global Markets	$294	$286	$280	$295	$244	$860	$748	$1,043
ACE International	792	790	754	712	638	2,336	1,808	2,520

Total	$1,086	$1,076	$1,034	$1,007	$882	$3,196	$2,556	$3,563

Net premiums written/gross premiums written
ACE Global Markets	76.9%	74.3%	69.6%	64.2%	72.1%	73.4%	71.8%	69.6%
ACE International	75.5%	73.4%	72.2%	77.9%	72.9%	73.6%	72.0%	73.4%

Total NPW/GPW	75.9%	73.7%	71.6%	73.2%	72.7%	73.5%	71.9%	72.3%

Loss ratio
ACE Global Markets	74.4%	60.7%	60.6%	63.2%	61.2%	65.4%	61.3%	61.8%
ACE International	54.8%	57.1%	57.2%	58.4%	59.4%	56.4%	59.9%	59.5%

Total loss ratio	60.1%	58.1%	58.1%	59.8%	59.9%	58.8%	60.3%	60.2%

Expense ratio
ACE Global Markets	30.1%	31.4%	33.0%	33.1%	35.7%	31.5%	36.1%	35.3%
ACE International	31.4%	31.0%	30.4%	32.3%	32.0%	30.9%	31.6%	31.8%

Total expense ratio	31.1%	31.2%	31.2%	32.5%	33.0%	31.1%	32.9%	32.8%

Combined ratio
ACE Global Markets	104.5%	92.1%	93.6%	96.3%	96.9%	96.9%	97.4%	97.1%
ACE International	86.2%	88.1%	87.6%	90.7%	91.4%	87.3%	91.5%	91.3%

Total combined ratio	91.2%	89.3%	89.3%	92.3%	92.9%	89.9%	93.2%	93.0%

Insurance-Overseas General 2	Page 14

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Property and casualty
Gross premiums written	$343	$367	$576	$225	$276	$1,286	$1,087	$1,312
Net premiums written	312	364	569	220	217	1,245	1,005	1,225
Net premiums earned	362	346	329	309	274	1,037	791	1,100
Losses and loss expenses	436	174	159	166	134	769	393	559
Policy acquisition costs	65	74	64	58	56	203	153	211
Administrative expenses	16	15	19	17	16	50	45	62

P&C underwriting income (loss)	(155)	83	87	68	68	15	200	268

Life
Gross premiums written	60	56	53	49	49	169	144	193
Net premiums written	59	55	51	47	47	165	138	185
Net premiums earned	60	54	51	48	46	165	136	184
Losses and loss expenses	48	44	42	44	45	134	137	181
Policy acquisition costs	6	6	5	5	5	17	11	16
Administrative expenses	1	1	1	1	—	3	2	3
Net investment income	8	8	8	8	10	24	25	33

Life underwriting income	13	11	11	6	6	35	11	17

Total underwriting income (loss)	(142)	94	98	74	74	50	211	285
Net investment income - property and casualty	31	29	27	24	23	87	63	87
Other (income) expense	—	—	—	(1)	(1)	—	(2)	(3)
Net realized gains (losses)	(35)	12	(10)	8	10	(33)	26	34
Interest expense	—	—	—	—	—	—	—	—
Income tax expense	(1)	1	3	5	3	3	9	14

Net income (loss)	(145)	134	112	102	105	101	293	395

Net realized gains (losses)	(35)	12	(10)	8	10	(33)	26	34
Tax expense (benefit) on net realized gains (losses)	—	—	—	1	—	—	(1)	—

Income (loss) excluding net realized gains (losses) (1)	$(110)	$122	$122	$95	$95	$134	$266	$361

P&C combined ratio
Loss and loss expense ratio	120.2%	50.2%	48.5%	53.9%	48.9%	74.1%	49.6%	50.9%
Policy acquisition cost ratio	18.0%	21.4%	19.4%	18.9%	20.4%	19.6%	19.3%	19.2%
Administrative expense ratio	4.5%	4.5%	5.6%	5.5%	5.7%	4.8%	5.7%	5.6%

P&C combined ratio	142.7%	76.1%	73.5%	78.3%	75.0%	98.5%	74.6%	75.7%

Large losses and other items
Large losses (before tax)	$278	$—	$—	$35	$12	$278	$47	$82
Prior period development	$(22)	$(13)	$(13)	$(11)	$(3)	$(48)	$(16)	$(27)

(1)	See page 29 Non-GAAP Financial Measures.

Global Reinsurance	Page 15

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance - Property & Casualty

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
% Change versus prior year period
Gross premiums written	24%	5%	25%	99%	48%	18%	40%	48%
Net premiums written	44%	6%	28%	134%	66%	24%	47%	58%
Net premiums earned	32%	29%	33%	42%	41%	31%	72%	62%

Other ratios
Net premiums written/gross premiums written	91%	99%	99%	98%	79%	97%	92%	93%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$76	$60	$126	$63	$60	$262	$280	$343
Tempest USA	205	224	253	148	147	682	380	528
Tempest Bermuda	62	83	197	14	69	342	427	441

Total	$343	$367	$576	$225	$276	$1,286	$1,087	$1,312

Net premiums written
Tempest Europe	$74	$54	$122	$53	$52	$250	$261	$314
Tempest USA	204	224	252	148	144	680	375	523
Tempest Bermuda	34	86	195	19	21	315	369	388

Total	$312	$364	$569	$220	$217	$1,245	$1,005	$1,225

Net premiums earned
Tempest Europe	$77	$75	$75	$72	$55	$227	$187	$259
Tempest USA	194	189	169	138	127	552	325	463
Tempest Bermuda	91	82	85	99	92	258	279	378

Total	$362	$346	$329	$309	$274	$1,037	$791	$1,100

Net premiums written/gross premiums written
Tempest Europe	97%	90%	97%	84%	87%	95%	93%	92%
Tempest USA	100%	100%	100%	100%	98%	100%	99%	99%
Tempest Bermuda	55%	104%	99%	136%	30%	92%	86%	88%

Total NPW/GPW	91%	99%	99%	98%	79%	97%	92%	93%

Global Reinsurance 2	Page 16

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Financial Services

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Gross premiums written	$68	$15	$208	$289	$107	$291	$757	$1,046
Net premiums written	68	14	208	276	105	290	763	1,039
Net premiums earned	111	134	179	472	205	424	629	1,101
Losses and loss expenses	116	89	86	428	144	291	466	894
Policy acquisition costs	2	9	11	16	17	22	45	61
Administrative expenses	4	10	24	24	22	38	60	84

Underwriting income (loss)	(11)	26	58	4	22	73	58	62

Net investment income	29	36	53	53	49	118	149	202
Other (income) expense	(22)	—	11	—	1	(11)	—	—
Net realized gains (losses)	(3)	(32)	5	92	29	(30)	98	190
Interest expense	2	1	2	1	2	5	5	6
Income tax expense	—	11	20	10	17	31	54	64

Net income	35	18	83	138	80	136	246	384

Net realized gains (losses)	(3)	(32)	5	92	29	(30)	98	190
Tax expense (benefit) on net realized gains (losses)	(2)	1	7	11	6	6	26	37

Income excluding net realized gains (losses) (1)	$36	$51	$85	$57	$57	$172	$174	$231

Combined ratio
Loss and loss expense ratio	104.7%	66.1%	48.0%	90.6%	70.2%	68.6%	74.0%	81.2%
Policy acquisition cost ratio	2.3%	7.0%	5.9%	3.2%	8.7%	5.3%	7.2%	5.5%
Administrative expense ratio	2.7%	7.5%	13.7%	5.1%	10.6%	8.8%	9.6%	7.7%

Combined ratio	109.7%	80.6%	67.6%	98.9%	89.5%	82.7%	90.8%	94.4%

Large losses and other items
Loss portfolio transfers(2)	$19	$—	$—	$270	$4	$19	$4	$274
Large losses (before tax)	$11	$—	$—	$—	$—	$11	$—	$—
Prior period development	$(14)	$(5)	$(2)	$44	$(2)	$(21)	$1	$43

% Change versus prior year period
Gross premiums written	-36%	-87%	-61%	21%	-78%	-62%	-42%	-32%
Net premiums written	-35%	-89%	-60%	21%	-78%	-62%	-40%	-31%
Net premiums earned	-46%	-38%	-14%	62%	-45%	-33%	-25%	-2%

Other ratios
Net premiums written/gross premiums written	100%	93%	100%	96%	98%	100%	101%	99%

(1)	See page 29 Non-GAAP Financial Measures.
(2)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

Financial Services	Page 17

ACE Limited
Financial Services
Sale of Assured Guaranty
(in millions of U.S. dollars)
(Unaudited)

Sale of Assured Guaranty Ltd.

On April 28, 2004, the Company completed the sale of 65.3 percent of its financial and mortgage guaranty reinsurance and insurance businesses (transferred business) through the initial public offering (IPO) of 49 million common shares of Assured Guaranty Ltd. (Assured Guaranty) at $18.00 per share. Assured Guaranty was incorporated in Bermuda in August 2003 for the sole purpose of becoming a holding company for the transferred business.

Pursuant to the completion of the IPO on April 28, 2004, the Company received proceeds, net of related offering costs, of approximately $835 million. The transaction resulted in a pre-tax loss of $6.7 million, that reduces net realized gains in the consolidated income statement, and an after-tax loss of $18.1 million, which consists of the following:

Loss on sale of financial and mortgage guaranty businesses	$(49.7)
Income tax expense	11.4

After tax reduction in book value	(61.1)

Realization of accumulated other comprehensive income on companies sold	43.0

After tax loss	$(18.1)

A description of each component of the loss is as follows:

*	The loss on the sale of the financial and mortgage guaranty businesses of $49.7 million represents the difference between the carrying value of the Company’s interest in Assured Guaranty sold and net proceeds of the Offering.

*	Income tax expense of $11.4 million principally relates to federal income taxes incurred from the transfer of ACE’s U.S. financial and mortgage guaranty operations to Assured Guaranty and attributed to the Assured Guaranty shares sold by the Company. The income tax expense results from a higher basis in the assets of the transferred subsidiaries for financial reporting purposes compared to the corresponding tax basis. In connection with its sale and pursuant to a tax allocation agreement, Assured Guaranty will make a tax election that will have the effect of increasing the tax basis of tangible and intangible assets to fair value. Future tax benefits that Assured Guaranty derives from this election will be payable to ACE and recognized by ACE when realized by Assured Guaranty.

*	The realization of accumulated other comprehensive income on companies sold of $43.0 million principally relates to the unrealized appreciation of available-for-sale securities included in the carrying value of the interest in Assured Guaranty sold; such gains had no effect on shareholders’ equity.

Financial Services 2	Page 18

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,832	$6,798	$9,034	$8,483	$6,199	$2,284
Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	24,636	13,136	11,500	16,366	7,025	9,341	8,270	6,111	2,159

Losses and loss expenses incurred	2,511	1,052	1,459	2,463	1,020	1,443	48	32	16
Losses and loss expenses paid	(2,415)	(1,357)	(1,058)	(1,964)	(1,134)	(830)	(451)	(223)	(228)
Other (incl. foreign exch. revaluation)	208	123	85	208	123	85	—	—	—

Balance at June 30, 2003	24,940	12,954	11,986	17,073	7,034	10,039	7,867	5,920	1,947

Losses and loss expenses incurred	2,552	1,033	1,519	2,472	977	1,495	80	56	24
Losses and loss expenses paid	(1,833)	(863)	(970)	(1,557)	(663)	(894)	(276)	(200)	(76)
Other (incl. foreign exch. revaluation)	(22)	(19)	(3)	(12)	(19)	7	(10)	—	(10)

Balance at September 30, 2003	25,637	13,105	12,532	17,976	7,329	10,647	7,661	5,776	1,885

Losses and loss expenses incurred	2,812	956	1,856	2,779	932	1,847	33	24	9
Losses and loss expenses paid	(1,810)	(1,104)	(706)	(1,433)	(797)	(636)	(377)	(307)	(70)
Other (incl. foreign exch. revaluation) (2)	516	235	281	513	235	278	3	—	3

Balance at December 31, 2003	27,155	13,192	13,963	19,835	7,699	12,136	7,320	5,493	1,827

Losses and loss expenses incurred	2,298	756	1,542	2,256	724	1,532	42	32	10
Losses and loss expenses paid	(1,873)	(781)	(1,092)	(1,652)	(682)	(970)	(221)	(99)	(122)
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—		—

Balance at March 31, 2004	27,697	13,277	14,420	20,556	7,851	12,705	7,141	5,426	1,715

Losses and loss expenses incurred	2,452	727	1,725	2,482	761	1,721	(30)	(34)	4
Losses and loss expenses paid	(1,692)	(593)	(1,099)	(1,401)	(479)	(922)	(291)	(114)	(177)
Other (incl. foreign exch. revaluation) (3)	(233)	166	(399)	(233)	166	(399)	—	—	—

Balance at June 30, 2004	$28,224	$13,577	$14,647	$21,404	$8,299	$13,105	$6,820	$5,278	$1,542

Losses and loss expenses incurred	3,310	1,076	2,234	3,281	1,058	2,223	29	18	11
Losses and loss expenses paid	(1,958)	(1,079)	(879)	(1,750)	(887)	(863)	(208)	(192)	(16)
Other (incl. foreign exch. revaluation)	27	48	(21)	(396)	(375)	(21)	423	423	—

Balance at September 30, 2004	$29,603	$13,622	$15,981	$22,539	$8,095	$14,444	$7,064	$5,527	$1,537

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.
(2)	Other includes approximately $220 million of gross losses and $140 million of reinsurance recoverable related to ACE increasing its participation in the Lloyds syndicate to 100%.
(3)	Other includes reductions in reserves related to the sale of Assured Guaranty Ltd.

Loss Reserve Rollforward	Page 19

ACE Limited
Asbestos and Environmental Reserves
(in millions of U.S. dollars)
(Unaudited)

				Asbestos - December 31, 2003*
	Asbestos			Gross 3 year survival ratio		Gross 1 year survival ratio
	Gross	Ceded	Net
Balance at December 31, 2003 (1)	$3,026	$2,726	$300	10.7	x	10.3	x
Prior period development	—	—	—
Losses and loss expenses paid	(96)	(48)	(48)
Foreign exchange revaluation	21	11	10

Balance at March 31, 2004	$2,951	$2,689	$262

Prior period development	6	4	2
Losses and loss expenses paid	(138)	(88)	(50)
Foreign exchange revaluation	(7)	2	(9)

Balance at June 30, 2004	$2,812	$2,607	$205

Prior period development	—	—	—
Losses and loss expenses paid	(66)	(33)	(33)
Foreign exchange revaluation and other	(16)	(16)	—

Balance at September 30, 2004	$2,730	$2,558	$172

	Environmental & Other Latent Exposures
	Gross	Ceded	Net
Balance at December 31, 2003	$1,148	$898	$250
Prior period development	—	—	—
Losses and loss expenses paid	(47)	(13)	(34)
Foreign exchange revaluation	3	1	2

Balance at March 31, 2004	$1,104	$886	$218

Prior period development	—	—	—
Losses and loss expenses paid	(56)	(18)	(38)
Foreign exchange revaluation	(3)	(1)	(2)

Balance at June 30, 2004	$1,045	$867	$178

Prior period development	—	—	—
Losses and loss expenses paid	(38)	(15)	(23)
Foreign exchange revaluation	—	—	—

Balance at September 30, 2004	$1,007	$852	$155

*	The survival ratios are adversely affected by the timing of certain previously agreed upon settlements. These payments were anticipated in our 2002 asbestos study.

(1)	Reclassification of pre-1987 asbestos claims from general liability for comparative purposes.

Loss Reserves - A&E	Page 20

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2004	June 30 2004	March 31 2004	December 31 2003
Reinsurance recoverable on paid losses & loss expenses
Active operations	$534	$716	$761	$835
Brandywine	502	478	405	419
Westchester	23	28	26	23

Total	$1,059	$1,222	$1,192	$1,277

Reinsurance recoverable on unpaid losses & loss expenses
Active operations	$9,049	$9,397	$8,954	$8,494
Brandywine	4,707	4,229	4,340	4,729
Westchester	482	525	539	541

Total	$14,238	$14,151	$13,833	$13,764

Gross reinsurance recoverable
Active operations	$9,583	$10,113	$9,715	$9,329
Brandywine	5,209	4,707	4,745	5,148
Westchester	505	553	565	564

Total	$15,297	$15,373	$15,025	$15,041

Bad debt reserve
Active operations	$(545)	$(554)	$(510)	$(482)
Brandywine	(459)	(416)	(424)	(449)
Westchester	(25)	(29)	(29)	(29)

Total	$(1,029)	$(999)	$(963)	$(960)

Net reinsurance recoverable
Active operations	$9,038	$9,559	$9,205	$8,847
Brandywine	4,750	4,291	4,321	4,699
Westchester	480	524	536	535

Total	$14,268	$14,374	$14,062	$14,081

Reinsurance Recoverable	Page 21

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	June 30, 2004
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$4,532	$75	1.7%
Other reinsurers balances >$20 million	2,513	75	3.0%
Other reinsurers balances <$20 million	897	89	9.9%
Mandatory pools and government agencies	684	3	0.4%
Captives	994	2	0.2%
Other(1)	493	310	62.9%

Total	$10,113	$554	5.5%

At June 30, 2004, $7.3 billion of the active operations’ recoverables were from rated reinsurers, of which 84.0% were rated the equivalent of A- or better by nationally recognized rating agencies. The Company held collateral of $2.7 billion, of which $1.5 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
Berkshire Hathaway Insurance Group	AIOI Insurance	Gerling Group
CIGNA	Allianz Group	Hartford Insurance Group
Electric Insurance Company	American International Group	Independence Blue Cross (Amerihealth)
GE Global Insurance Group	Arch Capital	ING - Internationale Nederlanden Group
Hannover	Aspen Insurance Holdings Ltd	Liberty Mutual Insurance Companies
Lloyd’s of London	AVIVA	Overseas Partners Ltd
Munich Re	AXA	Platinum Underwriters
St. Paul Travelers Companies	Chubb Insurance Group	Renaissance Re Holdings Ltd
Swiss Re Group	CNA Insurance Companies	Royal & Sun Alliance Insurance Group
XL Capital Group	Converium Group	SCOR Group
	DaimlerChrysler Insurance Company	Sompo Japan
	Endurance Specialty	Toa Reinsurance Company
	Equitas	Trenwick Group
	Everest Re Group	White Mountains Insurance Group
	Fairfax Financial	WR Berkley Corp
	FM Global Group	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Rein Rec-Active	Page 22

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	June 30, 2004
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$7,964	$104	1.3%
Other reinsurers balances >$20 million	3,263	138	4.2%
Other reinsurers balances <$20 million	1,044	107	10.2%
Mandatory pools and government agencies	706	3	0.4%
Structured settlements	424	2	0.5%
Captives	1,013	2	0.2%
Other(1)	959	643	67.0%

Total	$15,373	$999	6.5%

At June 30, 2004, $11.3 billion of consolidated recoverables were from rated reinsurers, of which 88% were rated the equivalent of A- or better by nationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
Berkshire Hathaway Insurance Group	AIOI Insurance	Hartford Insurance Group
CIGNA	Allianz Group	Independence Blue Cross (Amerihealth)
Equitas	American International Group	ING - Internationale Nederlanden Group
GE Global Insurance Group	Arch Capital	Liberty Mutual Insurance Companies
Hannover	Aspen Insurance Holdings Ltd	Millea Holdings
Lloyd’s of London	AVIVA	Mitsui Sumitomo Insurance Company Ltd
Munich Re	AXA	Overseas Partners Ltd
St. Paul Travelers Companies	Chubb Insurance Group	Partner Re
Swiss Re Group	CNA Insurance Companies	Platinum Underwriters
XL Capital Group	Constellation Reinsurance Company	QBE Insurance
	Converium Group	Renaissance Re Holdings Ltd
	DaimlerChrysler Insurance Company	Royal & Sun Alliance Insurance Group
	Dominion Ins. Co. Ltd	SCOR Group
	Electric Insurance Company	Sompo Japan
	Endurance Specialty	Toa Reinsurance Company
	Everest Re Group	Trenwick Group
	Fairfax Financial	White Mountains Insurance Group
	FM Global Group	WR Berkley Corp
	Gerling Group	Zurich Financial Services Group
Great American P&C Insurance Companies

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Rein Rec-Consolidated	Page 23

ACE Limited
Reinsurance Recoverable Analysis - 4
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2003	$730	$547	$1,277
Bad debt reserve at 12/31/03	45	358	403
% of gross	6.2%	65.4%	31.6%

Net balance at December 31, 2003	$685	$189	$874

Gross balance at March 31, 2004	$639	$553	$1,192
Bad debt reserve at 3/31/04	44	378	422
% of gross	6.9%	68.4%	35.4%

Net balance at March 31, 2004	$595	$175	$770

Gross balance at June 30, 2004	$619	$603	$1,222
Bad debt reserve at 6/30/04	35	405	440
% of gross	5.7%	67.2%	36.0%

Net balance at June 30, 2004	$584	$198	$782

Gross balance at September 30, 2004	$550	$509	$1,059
Bad debt reserve at 9/30/04	46	382	428
% of gross	8.4%	75.0%	40.4%

Net balance at September 30, 2004	$504	$127	$631

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.
(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

Reinsurance Recoverable 4	Page 24

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

Market Value	September 30 2004	June 30 2004	March 31 2004	December 31 2003
Fixed maturities	$20,791	$18,348	$19,920	$18,645
Securities on loan	1,044	1,515	1,183	684
Short-term investments	3,360	4,040	3,290	2,928
Cash	626	663	614	562

Total	$25,821	$24,566	$25,007	$22,819

Asset Allocation by Market Value
Treasury	$1,491	$1,773	$1,491	$1,715
Agency	1,506	1,217	1,723	1,512
Corporate	7,418	6,809	7,201	6,304
Mortgage-backed securities	4,940	4,405	4,536	3,894
Asset-backed securities	958	832	800	737
Municipal	591	623	1,498	1,445
Non-US	4,955	4,203	3,854	3,723
Cash & cash equivalent	3,962	4,704	3,904	3,489

Total	$25,821	$24,566	$25,007	$22,819

Credit Quality by Market Value
AAA	$13,250	$12,780	$13,211	$12,315
AA	4,146	4,159	4,200	3,389
A	4,378	3,901	3,847	3,534
BBB	2,248	2,048	2,002	1,783
BB	752	664	653	709
B	994	973	1,045	1,029
Other	53	41	49	60

Total	$25,821	$24,566	$25,007	$22,819

Cost/Amortized Cost
Fixed maturities	$20,325	$18,226	$19,129	$18,006
Securities on loan	1,000	1,488	1,113	650
Short term investments	3,360	4,040	3,290	2,928
Cash	626	663	614	562

Subtotal	25,311	24,417	24,146	22,146
Equity securities	849	846	414	401
Other investments	1,159	1,143	595	602

Total	$27,319	$26,406	$25,155	$23,149

Avg. duration of fixed maturities, adj. for int. rate swaps	3.4 years	3.6 years	3.4 years	3.4 years
Avg. market yield of fixed maturities	4.0%	4.6%	3.6%	4.0%
Avg. credit quality	AA	AA	AA	AA

Investments	Page 25

ACE Limited
Investment Portfolio - 2
(in millions of U.S. dollars)
(Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments excluding Assured Guaranty
September 30, 2004		June 30, 2004		(Restated) March 31, 2004		Including Assured Guaranty (Single Name Credit Default Swaps) (As Originally Reported) March 31, 2004
Citigroup Inc	$225	HSBC Holdings Plc	$187	HSBC Holdings Plc	$200	General Electric	$257
HSBC Holdings Plc	219	Citigroup Inc	174	General Electric	195	Citigroup Inc	214
General Electric	219	General Electric	167	Citigroup Inc	166	HSBC Holdings Plc	189
JP Morgan Chase & Co.	148	General Motors	130	Goldman Sachs Group Inc	123	Morgan Stanley	145
General Motors	131	Goldman Sachs Group Inc	124	Morgan Stanley	117	General Motors	129
Goldman Sachs Group Inc	130	Bank of America Corp	121	General Motors	114	Verizon Communications	124
Morgan Stanley	124	Morgan Stanley	114	Bank of America Corp	106	Goldman Sachs Group Inc	120
Bank of America Corp	121	JP Morgan Chase & Co.	102	Ford Motor Co	89	Bank of America Corp	116
Wells Fargo & Co.	108	Ford Motor Co	100	Verizon Communications	83	American International Group	115
Ford Motor Co	104	Verizon Communications	91	Vodafone Group PLC	82	Ford Motor Co	97

Investments 2	Page 26

ACE Limited
Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended September 30, 2004			Nine months ended September 30, 2004
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$19	$360	$379	$67	$(169)	$(102)
Interest rate swaps	(4)	—	(4)	9	—	9
Equity securities	7	5	12	75	(26)	49
Equity and fixed income derivatives	(2)	—	(2)	14	—	14
Foreign exchange gains (losses)	1	—	1	(2)	—	(2)
Other	(10)	(4)	(14)	(21)	26	5

Total inv. portfolio gains (losses)	11	361	372	142	(169)	(27)
Other FAS 133 adjustments	(44)	—	(44)	(75)	—	(75)

Total gains (losses)	(33)	361	328	67	(169)	(102)
Income tax (expense) benefit	(1)	(77)	(78)	(32)	46	14

Net gains (losses)	$(34)	$284	$250	$35	$(123)	$(88)

(1)	The quarter includes impairments of $11M for fixed maturities, $3M for equities and $10M for other investments. Year to date includes impairments for $15M for fixed maturities, $5M for equities and $10M for other investments.

	Three months ended September 30, 2003			Nine months ended September 30, 2003
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$16	$(220)	$(204)	$77	$90	$167
Interest rate swaps	5	—	5	(9)	—	(9)
Equity securities	1	27	28	(53)	140	87
Equity and fixed income derivatives	8	—	8	28	—	28
Foreign exchange gains (losses)	3	—	3	18	—	18
Other	(2)	4	2	(13)	9	(4)

Total inv. portfolio gains (losses)	31	(189)	(158)	48	239	287
Other FAS 133 adjustments	26	—	26	76	—	76

Total gains (losses)	57	(189)	(132)	124	239	363
Income tax (expense) benefit	(6)	48	42	(20)	(28)	(48)

Net gains (losses)	$51	$(141)	$(90)	$104	$211	$315

(2)	The quarter includes impairments of $6M for fixed maturities and $7M for equities and $4M for other. Year to date includes impairments of $25M for fixed maturities and $61M for equities and $20M for other.

Investments Gains (Losses)	Page 27

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	September 30 2004	June 30 2004	March 31 2004	December 31 2003	December 31 2002
Total short-term debt	$146	$546	$546	$546	$146
Total long-term debt	$1,849	1,849	1,349	1,349	1,749

Total debt	1,995	2,395	1,895	1,895	1,895

Total trust preferreds	412	487	487	475	475

Mezzanine equity (1)	—	—	—	—	311

Perpetual preferred (2)	557	557	557	557	—
Ordinary shareholders’ equity	8,922	8,663	8,840	8,278	6,389

Total shareholders’ equity	$9,479	$9,220	$9,397	$8,835	$6,389

Total capitalization	$11,886	$12,102	$11,779	$11,205	$9,070
Tangible shareholders’ equity (3)	$6,867	$6,606	$6,698	$6,124	$3,672

Leverage ratios
Debt/ total capitalization	16.8%	19.8%	16.1%	16.9%	20.9%
Debt plus trust preferreds/ total capitalization	20.3%	23.8%	20.2%	21.2%	26.1%
Debt/ tangible equity	29.1%	36.3%	28.3%	30.9%	51.6%
Debt plus trust preferreds and mezzanine equity/ tangible equity	35.1%	43.6%	35.6%	38.7%	73.0%
Debt plus total preferred stock/ total capitalization	24.9%	28.4%	25.0%	26.1%	26.1%

(1)	The FELINE PRIDES converted in the second quarter of 2003.
(2)	Preferred shares $575 million, net of issuance costs $18 million.
(3)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 28

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 30.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) on investments and the tax benefit (expense) on net realized gains (losses) on investments. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Net income (loss) , as reported	$(3)	$413	$447	$444	$355	$857	$973	$1,417
Net realized gains (losses)	(33)	43	57	128	57	67	124	252
Tax expense on net realized gains (losses)	1	10	21	12	6	32	20	32

Income excluding net realized gains (losses)	$31	$380	$411	$328	$304	$822	$869	$1,197

Reconciliation Non-GAAP	Page 29

ACE Limited
Diluted Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	September 30 2004	June 30 2004	March 31 2004	December 31 2003
Shareholders’ equity	$9,479	$9,220	$9,397	$8,835
Net proceeds from assumed conversions of options	315	331	622	390
Proceeds from issuance of preferred shares	(557)	(557)	(557)	(557)

Numerator for diluted book value per share calculation	9,237	8,994	9,462	8,668
Less: goodwill	2,612	2,614	2,699	2,711

Numerator for diluted tangible book value per share	$6,625	$6,380	$6,763	$5,957

Ordinary shares outstanding - end of period	284,112,866	283,604,445	282,714,909	279,897,193
Shares issued from assumed conversions of options	11,061,417	11,670,422	18,951,480	14,305,419

Denominator for diluted and diluted tangible book value	295,174,283	295,274,867	301,666,389	294,202,612

Book value per ordinary share	$31.40	$30.55	$31.27	$29.57
Diluted book value per ordinary share	$31.29	$30.46	$31.36	$29.46
Diluted tangible book value per ordinary share	$22.44	$21.61	$22.41	$20.25

Reconciliation Book Value	Page 30

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	3Q-04	2Q-04	1Q-04	4Q-03	3Q-03	YTD 2004	YTD 2003	Full Year 2003
Net income (loss)	$(3)	$413	$447	$444	$355	$857	$973	$1,417
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	393	(622)	236	3	(165)	7	301	304
Reclassification adjustment for net realized gains (losses) included in net income	(32)	(83)	(61)	(19)	(24)	(176)	(62)	(81)
Cumulative translation adjustment	21	(24)	2	62	(1)	(1)	82	144
Minimum pension liability adjustment	3	1	(2)	8	(3)	2	(62)	(54)
Income tax (expense) benefit related to other comprehensive income items	(83)	180	(41)	(2)	48	56	(31)	(33)

Other comprehensive income (loss)	302	(548)	134	52	(145)	(112)	228	280

Comprehensive income (loss)	$299	$(135)	$581	$496	$210	$745	$1,201	$1,697

Comprehensive Income	Page 31

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, mezzanine equity, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 32